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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       March 30, 1998
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                                FNC HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


         1-1066                                          13-0762080
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 (Commission File Number)                   (IRS Employer Identification No.)


 1175 West Long Lake Road, Troy, Michigan                            48098
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 (Address of Principal Executive Offices)                          (Zip Code)


                                 (248) 712-7240
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              (Registrant's Telephone Number, Including Area Code)



                 6501 East Nevada, Detroit, Michigan 48234-2864
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

              On March 30, 1998, FNC Holdings Inc. (formerly General Host Corporation) redeemed its (A) 11 1/2% Senior Notes due 2002 (NYSE: GH11B02) at a redemption price of $1,036.00 per $1,000.00 in principal amount, plus accrued interest, and (B) 8% Convertible Subordinated Notes due 2002 (NYSE: GH8B02) at a redemption price of $1,020.00 per $1,000.00 in principal amount, plus accrued interest.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FNC HOLDINGS INC.


                                          By    /s/ J. Theodore Everingham
                                             -----------------------------------
                                                    J. Theodore Everingham,
                                                    Vice President and General
                                                    Counsel

Date: April 3, 1998